SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 24, 2003

                                  VAXGEN, INC.
             (Exact name of Registrant as Specified in its Charter)


           DELAWARE                      0-26483                94-3236309
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                           Identification Number)

             1000 MARINA BLVD., SUITE 200 BRISBANE, CALIFORNIA 94005
                  (Address of Principal Administrative Offices)

        Registrants Telephone Number, Including Area Code: (650) 624-1000


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Item 5. Other Events.

On February 24, 2003, VaxGen, Inc. announced initial results from the first of its three-year, multi-national, randomized, double-blind, placebo-controlled Phase III trials of AIDSVAX (rgp120) to prevent HIV infection.

The study did not show a statistically significant reduction of HIV infection within the study population as a whole, which was the primary endpoint of the trial. However, the study did show a statistically significant reduction of HIV infection in certain vaccinated groups.

The press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

    EXHIBIT     DESCRIPTION

    99.1        Press Release issued February 24, 2003.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      VaxGen, Inc.
                                                      (Registrant)

Dated: February 24, 2003                              By:  /s/ Carter A. Lee
                                                      ----------------------
                                                      Carter A. Lee
                                                      Senior Vice President
                                                      Finance & Administration


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                                  EXHIBIT INDEX


EXHIBIT No.   DESCRIPTION
-----------   -----------

  99.1        Press Release issued February 24, 2003.